Exhibit 10.5

AMENDED AND RESTATED PORTOLA PHARMACEUTICALS, INC.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY

On March 16, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Portola Pharmaceuticals, Inc. (the “Company”) approved the amendment and restatement of the following compensation policy (the “Policy”) for non-employee directors of the Company.  For purposes of this Policy, a “Non-Employee Director” is a director who has not served as an employee or executive officer of the Company or its affiliates or otherwise provided services to the Company or its affiliates in a capacity other than as a director during the preceding year.

1.Cash Compensation.  Each Non-Employee Directors will receive the following cash compensation:

(a)Annual cash compensation in an amount equal to $50,000, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as an annual retainer for his or her Board service.

(b)In addition to the cash compensation set forth in paragraph 1(a) immediately above, each chairperson, vice-chairperson and lead director of the Board will earn an additional annual payment in an amount equal to $25,000, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as a retainer for his or her service as chairperson, vice-chairperson and/or lead director, as applicable, of the Board.

(c)Audit Committee.  In addition to the compensation provided under any other provision of this Policy, each Non-Employee Director serving on the Audit Committee of the Board (the “Audit Committee”) will receive the following compensation:

(i)The chairperson of the Audit Committee will receive annual cash compensation in an amount equal to $20,000, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as an annual retainer for his or her service as chairperson of the Audit Committee.

(ii)The other members of the Audit Committee will receive annual cash compensation in an amount equal to $10,000, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as an annual retainer for his or her Audit Committee service.

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(d)Compensation Committee.  In addition to the compensation provided under any other provision of this Policy, each Non-Employee Director serving on the Compensation Committee will receive the following compensation:

(i)The chairperson of the Compensation Committee will receive annual cash compensation in an amount equal to $20,000, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as an annual retainer for his or her service as chairperson of the Compensation Committee.

(ii)The other members of the Compensation Committee will receive annual cash compensation in an amount equal to $8,000, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as an annual retainer for his or her Compensation Committee service.

(e)Nominating and Corporate Governance Committee.  In addition to the compensation provided under any other provision of this Policy, each Non-Employee Director serving on the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) will receive the following compensation:

(i)The chairperson of the Nominating and Corporate Governance Committee will receive annual cash compensation in an amount equal to $15,000, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as an annual retainer for his or her service as chairperson of the Nominating and Corporate Governance Committee.

(ii)The other members of the Nominating and Corporate Governance Committee will receive annual cash compensation in an amount equal to $5,000, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as an annual retainer for his or her Nominating and Corporate Governance Committee service.

(f)Research and Development Committee.  In addition to the compensation provided under any other provision of this Policy, each Non-Employee Director serving on the Research and Development Committee of the Board (the “Research and Development Committee”) will receive the following compensation:

(i)The chairperson of the Research and Development Committee will receive annual cash compensation in an amount equal to $15,000, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as an annual retainer for his or her service as chairperson of the Research and Development Committee.

(ii)The other members of the Research and Development Committee will receive annual cash compensation in an amount equal to $5,500, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as an annual retainer for his or her Research and Development Committee service.

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(g)Commercial Committee.  In addition to the compensation provided under any other provision of this Policy, each Non-Employee Director serving on the Commercial Committee of the Board (the “Commercial Committee”) will receive the following compensation:

(i)The chairperson of the Commercial Committee will receive annual cash compensation in an amount equal to $15,000, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as an annual retainer for his or her service as chairperson of the Commercial Committee.

(ii)The members of the Commercial Committee will receive annual cash compensation in an amount equal to $5,500, accruing and payable on a quarterly basis at the end of each calendar quarter of service, as an annual retainer for his or her Commercial Committee service.

2.Equity Compensation.  Each Non-Employee Director will receive the following equity awards under the Company’s 2013 Equity Incentive Plan (the “Plan”) as consideration for service on the Board.  Each equity award granted under this Policy will be made in accordance with the Plan and shall individually be approved by the Board or the Compensation Committee.  Vesting of all equity awards granted under this Policy is subject to the applicable Non-Employee Director’s “Continuous Service” (as defined in the Plan) from the date of grant through each applicable vesting date.  Each equity award granted under this Policy will be granted with an exercise price equal to the fair market value of the Company’s common stock on the date of grant and will be subject to the Company’s standard form of Option Agreement, as most recently adopted by the Board for use under this Policy.  The exact number of shares to be granted in each equity award granted under this Policy will be subject to adjustment based on the review by the Board or Compensation Committee of the market value of the grant implied by the percentages given below at the time of grant.

(a)New Non-Employee Directors Equity Award.  For each new Non-Employee Director that joins the Board, the Board or Compensation Committee will grant such new Non-Employee Director (i) an initial stock option to purchase 12,000 shares of the Company’s common stock, and (ii) an award of 6,000 Restricted Stock Units. Such initial option grant will vest, subject to Continuous Service, on a monthly basis for the 36-month period following the date of grant, and such initial Restricted Stock Units shall vest, subject to Continuous Service, annually over a three year period following the year in which the Restricted Stock Unit is granted.

(b)Annual Equity Award.  Each year, the Board or Compensation Committee will grant each continuing Non-Employee Director (i) a stock option to purchase 6,000 shares of the Company’s common stock (“Annual Option Grant”) and (ii) an award of 3,000 Restricted Stock Units (“Annual RSU”). Subject to the such Non-Employee Director’s Continuous Service, each Annual Option Grant shall vest in equal increments monthly over a period of twelve months from the first day of the month following the date of grant.  Each Annual RSU shall vest in full on March 1st of the year following the year in which the Annual RSU is granted.  To be eligible to receive an Annual Grant, a Non-Employee Director must have (i) served on the Board as of December 31 of the prior year, or (ii) served on the Board for six (6) or more months by the date of the Company’s annual meeting of stockholders.

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